SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 1, 2004

                                  VENTAS, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                 1-10989            61-1055020
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          (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification
          incorporation)                               No.)


         10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223
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               (Address of principal executive offices)      (Zip Code)

                                 (502) 357-9000
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              (Registrant's telephone number, including area code)

Item 5. Other Events.
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     On July 1, 2004, Ventas, Inc. (the "Company") announced that Standard & Poor's Ratings Services ("S&P") raised its corporate credit ratings on the Company and certain of its affiliates to 'BB' from 'BB-.' S&P also revised the outlook on the Company to stable from positive. In addition, S&P raised its ratings on the Company's senior unsecured debt, which totals $366 million.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (a) Financial statements of businesses acquired.

            Not applicable.

     (b) Pro forma financial information.

            Not applicable.

     (c) Exhibits:

            99.1  Press Release dated July 1, 2004.

Item 9. Regulation FD Disclosure
        ------------------------

     On July 1, 2004, the Company also announced that it will issue its 2004 second quarter earnings release after the close of trading on Tuesday, July 27, 2004. A conference to discuss those earnings will be held Wednesday, July 28, 2004 at 9:00 a.m. Eastern Time (8:00 a.m. Central Time). The call will be webcast live by CCBN and can be accessed at the Company's website at www.ventasreit.com or at www.fulldisclosure.com.

     A copy of the press release issued by the Company on July 1, 2004 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 9 by reference.

     The information of this Item 9 to this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section.

                           FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of
the Exchange Act. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements entered into by the Company and Kindred at the time of the Company's spin off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy and the Company's ability to identify and consummate diversifying acquisitions or investments, (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of and the accounting for the Company's interest rate swap agreement, (m) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, (n) final determination of the Company's taxable net income for the years ending December 31, 2003 and 2004, (o) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, and (p) the impact on the liquidity, financial condition and results of operations of Kindred and the Company's other operators resulting from increased operating costs and uninsured liabilities for professional liability claims, and the ability of Kindred and the Company's other operators to accurately estimate the magnitude of such liabilities. Many of such factors are beyond the control of the Company and its management.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VENTAS, INC.
                                  (Registrant)

Date:       July 6, 2004



                                  By:  /s/ T. Richard Riney
                                       --------------------
                                       Name:   T. Richard Riney
                                       Title:  Executive Vice President and
                                               General Counsel

                                  EXHIBIT INDEX

            Exhibit                 Description
            -------                 -----------

            99.1              Press Release dated July 1, 2004